UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 7, 2010 (June 2, 2010)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 2, 2010, Penn Virginia Resource LP Corp. (“PVR LP Corp.”) and Penn Virginia Resource GP Corp. (“PVR GP Corp.” and together with PVR LP Corp., the “Selling Unitholders”), indirect wholly owned subsidiaries of Penn Virginia Corporation (“Penn Virginia”), entered into an underwriting agreement (the “Underwriting Agreement”) with Penn Virginia GP Holdings, L.P. (“PVG”), PVG GP, LLC (the “PVG General Partner”) and Barclays Capital Inc., as the underwriter (the “Underwriter”), covering the sale by the Selling Unitholders (the “Offering”) of an aggregate of 8,827,429 common units, representing limited partner interests in PVG. The Selling Unitholders received all of the net proceeds from the Offering.

The Selling Unitholders, PVG and the PVG General Partner have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriter may be required to make for these liabilities.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Contribution Agreement

On June 7, 2010, immediately prior to the closing of the Offering, PVR GP Corp., PVG and the PVG General Partner entered into a contribution agreement (the “Contribution Agreement”) pursuant to which PVR GP Corp. contributed 100% of the membership interests in the PVG General Partner to PVG and PVG was admitted as the sole member of the PVG General Partner.

A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Contribution Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2010, Keith D. Horton resigned from his position as member of the board of directors of Penn Virginia, effective immediately. On June 7, 2010, William H. Shea, Jr. resigned from his position as member of the board of directors of Penn Virginia, effective immediately. Copies of the resignation letters of Mr. Horton and Mr. Shea are attached as Exhibit 17.1 and Exhibit 17.2 to this Current Report on Form 8-K.

On June 7, 2010, Keith D. Horton resigned from his position as Executive Vice President of Penn Virginia, effective immediately. On June 7, 2010, Ronald K. Page resigned from his position as Vice President of Penn Virginia, effective immediately.

Item 7.01.	Regulation FD Disclosure.

On June 7, 2010, Penn Virginia announced the closing of the Offering. A copy of the press release announcing the closing of the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering.

10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC.

17.1	Resignation letter, dated June 3, 2010, from Keith D. Horton.

17.2	Resignation letter, dated June 7, 2010, from William H. Shea, Jr.

99.1	Press release dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2010

Penn Virginia Corporation

By:	/S/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering.

10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC.

17.1	Resignation letter, dated June 3, 2010, from Keith D. Horton.

17.2	Resignation letter, dated June 7, 2010, from William H. Shea, Jr.

99.1	Press release dated June 7, 2010.